UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
February 10, 2010

THREE-FIVE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other Jurisdiction of Incorporation)	001-04373 (Commission File Number)	86-0654102 (I.R.S. Employer Identification No.)

c/o Steve Brown & Associates, LLC 1414 East Indian School Road, Suite 200 Phoenix, Arizona 85014 (Address of Principal Executive Offices) (Zip Code)

602-264-9224
(Registrant’s telephone number, including area code)

7702 E. Doubletree Ranch Road, Suite 300
Scottsdale, Arizona
85258
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

Item 8.01 Other Events

On February 10, 2010, the Company issued a press release.  The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.                         Description
99.1                                  Press Release, dated February 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREE FIVE SYSTEMS, INC.

Date: February 10, 2010	By:	/s/ Lyron Bentovim
Name: Lyron Bentovim
Title: President